                                                                  EXHIBIT 10.1

                            ASSIGNMENT OF SUBLEASE
                            ----------------------


        This Assignment entered into by and between Champion International Corporation, a New York corporation ("CIC"), Meadowcraft, Inc., an Alabama corporation ("Meadowcraft"), Pinson Partners, an Alabama general partnership composed of Gregory D. Bergquist and T. Morris Hackney, ("Pinson") and Sam Blount Company, Inc., a Delaware corporation ("Blount").

                                  RECITALS:
                                  ---------

        A. CIC is a party as Sublessor to that certain Sublease Agreement dated January 31, 1977 by and between it and Birmingham Ornamental Iron Company, Inc. as sublessee of certain property located in Tarrant City, Alabama, a copy of which Sublease is attached hereto as Exhibit "A" (the "Sublease").

        B. Meadowcraft is now a party to the Sublease as the party having the rights and obligations of the original sublessee, Birmingham Ornamental Iron Company, Inc., an Alabama corporation.

        C.  Meadowcraft is owned by Gregory D. Bergquist and T. Morris Hackney.

        D. All of the parties hereto have agreed that upon the sale of substantially all of the assets of Meadowcraft to Blount, the within Assignment of the Sublease would be executed by the parties hereto.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties do hereby agree as follows:

        1. Meadowcraft does hereby assign all of its right, title and interest in the Sublease to Pinson and to Blount to be allocated between Pinson and Blount in accordance with the terms and conditions herein provided.

        2. Pinson (and not Blount) shall hereafter have all the rights of the Sublessee to acquire, pursuant to Section 16 of the Sublease, the leasehold rights of CIC under that certain Project Lease dated March 1, 1968 between CIC as assignee and the City of Tarrant City as amended (the "Project Lease"); provided that, in the event Pinson acquires the rights of CIC under the Project Lease and thereafter defaults under said lease agreement, Blount shall have the right, and shall be obligated to promptly cure such default, and thereafter perform the obligations of CIC under the Project Lease.

        3. Blount (and not Pinson) shall hereafter have all of the other rights and obligations of the Sublessee under the Sublease, provided, however, if Blount shall default under its obligations under the Sublease and such default shall continue beyond any applicable grace period such that CIC would have the right to terminate the Sublease, then before terminating the Sublease CIC shall so inform Pinson in writing and Pinson shall have the right within 15 days to cure said default. Pinson shall, upon cure of such default, become immediately vested with all of the rights and obligations of the Sublessee under the Sublease. Blount does hereby accept such assignment of Meadowcraft's interest (exclusive of Section 16) in the Sublease and does specifically assume and agree to perform, observe and be bound by, all of the obligations of the sublessee under the Sublease. Pinson does hereby guarantee the full and prompt performance of Blount of all of its obligations as Sublessee under the Sublease.

        4. CIC does hereby consent to the said Assignment and does confirm and agree that the Sublease as herein is in full force and effect according to its terms.

        In Witness Whereof, the Parties have signed and sealed this Assignment to be effective as of July 1, 1987.

                               CHAMPION INTERNATIONAL
                               CORPORATION,
                               a New York corporation

                               By/s/
                                 ------------------------------------
                                 Its Sr. VP Finance
                                    ---------------------------------

ATTEST:

---------------------------

                               MEADOWCRAFT, INC.,
                               an Alabama corporation

                               By/s/
                                 ------------------------------------
                                 Its President

ATTEST:

/s/ T. Morris Hackney
----------------------------

                               PINSON PARTNERS,
                               an Alabama general partnership

                               By/s/ T. Morris Hackney
                                 -------------------------------------
                                 T. Morris Hackney, general partner

WITNESS:

/s/
-----------------------------

                               By/s/ Gregory D. Bergquist
                                 -------------------------------------
                                 Gregory D. Bergquist, general partner

WITNESS:

/s/
-----------------------------

                               SAM BLOUNT COMPANY, INC.,
                               A Delaware corporation

                               By/s/ S. Roberts Blount
                                 ------------------------------------
                                 Its Chairman

ATTEST:

/s/
-----------------------------

                                   SUBLEASE
                                   --------

        This SUBLEASE by and between CHAMPION INTERNATIONAL CORPORATION, a New York corporation, as Sublessor (hereinafter "CIC"), and BIRMINGHAM ORNAMENTAL IRON COMPANY, INC., an Alabama corporation as Sublessee (hereinafter "Sublessee"),

                                  WITNESSETH
                                  ----------

        WHEREAS, by virtue of an Assignment and Assumption Agreement dated December 3, 1969, CIC is the assignee of the rights of Birmingham Ornamental Iron Company, Inc. (hereinafter "BOI, INC." under a lease agreement dated as of March 1, 1968, as amended by Supplemental Lease Agreements dated November 1, 1969, December 1, 1969 and September 21, 1971, between BOI, INC., and the City of Tarrant City, a municipal corporation under the laws of the State of Alabama (hereinafter the "Lease") copies of which are attached hereto as Exhibits A through D; and

        WHEREAS, pursuant to the terms and conditions of the Lease, CIC may sublease the said real property subject to the Lease and the Indenture; and

        WHEREAS, Sublessee desires to sublease said real property according to the terms and conditions of the Sublease.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Sublease. CIC hereby subleases to Sublessee and Sublessee hereby rents from CIC, subject to the Lease and the Indenture for and during the term of this Sublease and upon and subject to the terms and conditions hereinafter specified the property described in Exhibit "E" hereto.

        2. Term. Unless sooner terminated, the term of this Sublease shall commence on February 1st, 1977 and shall end on midnight August 29, 2000.

        3. Rent. Sublessee agrees to make rental payments to CIC in the amounts and during the periods set forth hereinafter, as follows:

        (a) From the date of commencement of the term of this Sublease until such date as CIC shall have paid $400,000 in basic rent to the City of Tarrant City pursuant to the terms and conditions of Section 5.2(a) of the lease, the rent shall
            be.........................................$0.00

        (b) From the date of commencement of the term of this Sublease, Sublessee shall pay Supplemental Rent as specified in Section 5.2(b) of the Lease.

        (c) From the date upon which CIC shall have paid the said
            $400,000.00 (as set forth in subparagraph (a) hereof), Sublessee shall pay rent to CIC according to the terms and conditions and in the same amounts set forth in Section 5.2(a) of the Lease provided that all such rent payments shall be made to CIC by the 10th of any given month, notwithstanding anything to the contrary in Article V of the Lease.

        Any rent due hereunder that is not paid within three (3) days after the due date shall bear interest from its due date until paid at the rate of 8% per annum.

        4. Obligation of Sublessee Unconditional. The obligation of the Sublessee to pay the Rent, to make all other payments provided for herein, and to perform and observe the other agreements on its part herein contained, shall be absolute and unconditional, irrespective of any rights of setoff, recoupment or counterclaim it might otherwise have against CIC. The Sublessee will not suspend or discontinue any such payments or fail to perform and observe any of its other agreements contained herein or terminate this Sublease for any cause including, without limiting the generality of the foregoing, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration, commercial frustration of purpose, damage to or destruction of the Subleased Premises or any part thereof, the taking by eminent domain of title to or the right to temporary use of all or any part of the Subleased premises, change in the tax or other laws of the Unitd States of America or the State or any political subdivision of either thereof, or failure of CIC to perform and observe any agreement or any duty, liability or obligation on its part arising out of or connected with this Sublease whether express or implied. Notwithstanding the foregoing, the Sublessee may, at its own cost and expense and in its own name or in the name of CIC prosecute or defend any action or proceeding or take any other action involving third persons which the Sublessee deems reasonably necessary in order to secure or protect its rights of occupancy and use its other rights hereunder.

        5.  Maintenance, Taxes, Removals and Releases

        (a) Maintenance, Alterations and Improvements. During the Sublease Term, the Sublease will at its own expense (a) keep the Subleased premises in as reasonably safe condition as its operation permits, (b) keep the Plant and other improvements located on the Subleased premises in good repair and in good operating condition, and (c) make from time to time all repairs to and renewals of the Plant as may be necessary to maintain the same as an efficient manufacturing plant. The Sublessee may, at its own expense, make any additions, alterations or improvements to the Subleased premises that it may deem desirable for its business purposes and that do not adversely affect the structural integrity of the Plant. All such additions, alterations or improvements shall become part of the subleased premises, subject to this sublease, the Lease and the Indenture. Any fixtures installed by the Sublessee at the Plant without expense to CIC and not constituting a part of the Plant or any replacements thereof or repairs thereto may be removed by the Sublessee at any time and from time to time while it is not in default under the terms of this Sublease; provided, that any damage to the Subleased premises occasioned by such removal shall be repaired by the Sublessee at its own expense. Sublessee may, also at its own expense, connect or "tie-in" utility and other facilities located on the Subleased Premises to other facilities erected at its expense on real property adjacent to the Subleased premises, but only if the Sublessee furnished CIC a certificate of an Independent Engineer that such connection and "tie-in" of facilities will not impair the operating unity or the productive capacity of the Plant or its character as a manufacturing plant. The Sublessee will cause each such connection or "tie-in" to be so effected as to be subject to prompt disconnection at minimum expense.

        The Sublessee will not permit any mechanics' or other liens to stand against the Subleased premises for labor or materials furnished in connection with any additions, alterations, improvements, repairs, renewals or connections so made by it; provided, that the Sublessee shall first notify CIC of its intention so to do, the

Sublessee may at its own expense and in good faith contest any such mechanics' or other liens and in the event of such contest may permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom; provided further, that if CIC shall notify the Sublessee that, in the opinion of CIC by nonpayment of any such items the lien of the Indenture as to and of the Subleased premises or any part thereof shall be subject to loss or forfeiture, then in that event the Sublessee shall promptly pay and cause to be satisfied and discharged all such unpaid items.

         (b) Taxes, Other Governmental Charges and Utility Charges. CIC and the Sublessee acknowledge: (a) that under present law no part of the Subleased premises is subject to ad valorem taxation by the State or by any political or taxing subdivision thereof. If, however, such conditions should cease to exist, the Sublessee agrees that it will pay, as the same respectively become due (1) all taxes and governmental charges of any kind whatsoever that may be lawfully assessed or levied against or with respect to the Subleased premises or any part thereof, that may be or become secured by a lien thereof or on any part thereof (including, without limiting the generality of the foregoing, all taxes levied upon or with respect to the income or profits of CIC or the City of Tarrant City from the Subleased premises which, if not paid, will become a lien on the Subleased premises prior to or on a parity with the lien of the indenture or a charge on the revenues and receipts therefrom prior to or on a parity with the pledge and assignment thereof to be created and made in the Indenture); (2) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Subleased premises etc., and (2) all assessments and charges at any time lawfully made by any governmental body for public improvements that may be secured by a lien on the Subleased premises or any part thereof; provided, that with respect to special assessments or other government charges that may lawfully be paid in installments over a period of years, the Sublessee shall be obligated to pay only such installments as come due during the Sublease Term.

         If the Sublessee shall first notify CIC of its intention so to do, the Sublessee may, in good faith and at its own expense and in its own name and behalf or in the name and behalf of CIC, contest any such taxes, assessments or other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless CIC shall be of the opinion that by such action the title of the City of Tarrant City to or the lien of the Indenture on any part of the Subleased premises shall be materially endangered or the Subleased premises or any part thereof shall become subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid prior to becoming delinquent. CIC will cooperate fully with the Sublessee in any such contest.

         6. (a) Insurance Required. The Sublessee shall take out and continuously maintain in effect, throughout the Lease Term the following classes and amounts of insurance, paying as the same become due all premiums with respect thereto:

                  (1) Insurance to the extent of the full replacement value of the Plant against loss or damage thereto by fire, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in Alabama; and

              (2) In time of war declared by or against the United States of America and in which it is a participant, such insurance to the extent of the full replacement value of the Plant as may be available against loss thereof or damage thereto by the risks and hazards of war.

              (3) Basic insurance against liability for injury to or death of persons or for damage to or loss of property arising out of or in any way related to the Subleased premises, in amounts not less than $250,000 for the death of or personal injury to any one person, $500,000 for the total of the personal injuries to or deaths of two or more persons resulting from any one accident, with such additional insurance of like kinds under an "umbrella policy" that will be sufficient, when added to the basic insurance of each type referred to in this paragraph, to afford total insurance coverage of each such type of not less than $1,000,000;

              (4) Insurance in amounts sufficient to cover all liability of the Sublessee under the Workmen's Compensation Act of Alabama for deaths of or injuries to persons arising out of any act or omission during the preparation for or the construction, maintenance, replacement or operation of the Subleased premises or any part thereof; and

              (5) Business interruption insurance in such amount as may at the time be customarily carried by companies of similar size and engaged in like business as the Sublessee.

       (b) Handling of Insurance Policies. All insurance required in this Section shall be taken out and maintained in generally recognized responsible insurance companies, qualified under the laws of the State to assume the respective risks undertaken thereunder and acceptable to the CIC; and may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size, character and the Subleased premises. All policies evidencing such insurance shall be deposited with CIC; provided, that in lieu of such policies there may be so deposited a certificate or certificates of the respective insurers attesting the fact that such insurance is in force and effect. Prior to the expiration of any such policy, the Sublessee shall cause to be furnished to CIC evidence satisfactory to CIC that such policy has been renewed or replaced by another policy. The Sublessee will furnish to CIC on March 1 of each year hereunder a certificate made by some person (who may be an employee of the Sublessee), who has knowledge of the facts and is acceptable to CIC, reciting that the amounts and types and insurance evidenced by policies or certificates of insurance then on deposit with CIC comply with the requirements hereof.

       All policies evidencing the insurance required by paragraphs (1) and (2) shall be carried in the names of the Trustee, the City of Tarrant City, CIC and the Sublessee, as their respective interests may appear, and shall contain standard mortgage clauses in favor of the Trustee providing that all payments made with respect to each claim for loss thereunder of not more than $25,000 shall be paid to the Sublessee, and all payments made with respect to each claim for loss thereunder in excess of $25,000 shall be made to the Trustee (or to

CIC if none of the Bonds are outstanding); providing that all claim thereunder for losses in any amount may be adjusted by the Sublessee with the insurers subject, in the case of any claim for loss in excess of $25,000, to the approval of CIC and the Trustee while any of the Bonds are outstanding, and thereafter to the approval of CIC and the City of Tarrant City. So long as any of the Bonds remain outstanding the Trustee alone shall have the right to receive the proceeds of, and to collect and receipt for claims for losses in excess of $25,000 under all policies of insurance required in Paragraphs (1) and (2).

       All policies evidencing the insurance required in paragraph (3) shall be carried in the names of CIC, the City of Tarrant City, the Sublessee and the Trustee, as their respective interests may appear. All policies evidencing the insurance required in paragraphs (4) and (5) shall be carried in the name of the Sublessee.

       (c) Application of Proceeds from Insurance Required in Paragraphs (1) and (2); Sublessee's Obligations to Repair, Restore and Replace Property Damaged. The gross proceeds of the insurance required in paragraphs (1) and
(2) shall be applied first for the payment of all expenses (including Counsel fees and the charges for any Extraordinary Services or Extraordinary Services or Extraordinary Expenses) incurred in the collection of such gross proceeds. Subject to the provisions of Subsection 6(f), CIC will cause the Net Proceeds thereafter remains to be applied as follows:

              (i) The Net Proceeds of such insurance arising from any claim for a loss not in excess of $25,000 shall be paid to the Sublessee and shall be applied by the Sublessee as promptly as may be feasible toward the repair, restoration, or replacement of the damaged or destroyed property with respect to which the insurance proceeds were paid, or for acquiring or constructing additions or improvements to or modifications or changes in the Subleased premises, at the option of the Sublessee, who shall report to CIC respecting such application upon completion thereof.

              (ii) If any of the Bonds are outstanding at the time of the payment of the insurance proceeds, the Net Proceeds of such insurance arising from any claim for a loss in excess of $25,000 shall be paid to the Trustee and shall be deposited in the Construction Fund and applied as promptly as may be feasible for the purpose of paying the costs of repairing, installing and replacing the property damaged or destroyed so that it will be in substantially the same condition or character as it existed immediately prior to the event that caused the damage or destruction, with such changes, alterations and modifications in the Plant as may be requested by the Sublessee and certified by an Independent Engineer as not impairing the operating unity or the productive capacity of the Plant or its character as a manufacturing plant. Withdrawals of the Net Proceeds so paid into the Construction Fund shall be effected in the same manner and upon compliance with the applicable requirements contained in Section 4.3 of the Lease, governing the disbursement of the moneys initially deposited in the Construction Fund. If the Net Proceeds of the insurance referable to such damage or destruction are in excess of the amount necessary to effect such repair, restoration or replacement, the said excess shall be paid into the Redemption Account until there shall be paid therein an amount sufficient to redeem or pay all Outstanding Bonds on the earliest practicable date or dates thereafter, and the balance if any shall be paid to the Sublessee.

              (iii) If none of the Bonds are outstanding at the time of the payment of the insurance proceeds, the Net Proceeds of such insurance arising from any claim for a loss in excess of $25,000 shall be paid to CIC and shall be applied by CIC as promptly as may be feasible for payment of the costs of repairing, installing and replacing the property damaged or destroyed so that it will be in substantially the same condition or character as it existed immediately prior to the event that caused the damage or destruction, with such changes, alterations and modifications in the Plant as may be requested by the Sublessee and certified by an Independent Engineer as not impairing the operating unity or the productive capacity of the Plant or its character as a manufacturing plant. If the Net Proceeds of the insurance referable to such damage or destruction are in excess of the amount necessary to effect such repair, restoration or replacement, the said excess shall be paid to the Sublessee.

If at any time while any of the Bonds are outstanding the Net Proceeds of the insurance referable to any such damage or destruction are less than the amount necessary to effect the repair, restoration or replacement required in this section, the Sublessee will promptly supply from its own funds such additional moneys as may be necessary to effect such repair, restoration or replacement. If, after being furnished with the necessary moneys (whether by the Sublessee, from Net Proceeds of insurance, or from both sources,) CIC after reasonable request so to do fails or refuses so to repair, restore or replace the property damaged or destroyed, the Sublessee may, in the name of and on behalf of CIC, perform the work of such repair, restoration or replacement, and in that event CIC shall, promptly upon request by the Sublessee so to do, reimburse the Sublessee for the costs and expenses so expended by the Sublessee, such reimbursement to be made from the Net Proceeds of insurance referable to the damage or destruction necessitating such repair, restoration and replacement, to the extend such Net Proceeds are sufficient therefor.

       (d) Application of the Proceeds from the Insurance Required in Paragraph (3). The gross proceeds of the insurance required in Paragraph (3) shall be applied first toward payment of the expenses (including Counsel fees and the charges for any Extraordinary Services and Extraordinary Expenses) incurred in the collection of such proceeds, and the Net Proceeds remaining shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

       (e) Application of the Proceeds from the Insurance Required in Paragraphs (4) & (5). The gross proceeds from the insurance required in Paragraph (4) and Paragraph (5) shall be paid to the Sublessee.

       (f) Conditions Under Which Repair, Restoration or Replacement of the Plant Not Required. If the Plant is damaged or destroyed by fire or other casualty to such extent that the Sublessee is entitled to exercise the option to cause CIC to purchase and reconvey to Sublessee the Subleased premises as granted to it in Section 15 hereinafter, and if the Sublessee elects to exercise the said option, the Sublessee may elect not to cause the Plant to be repaired, restored or replaced, and upon the closing of the purchase of the Subleased premises pursuant to the exercise of such option the Net Proceeds of the insurance shall be applied, and title to the Subleased premises shall be conveyed, as is provided in Section 15 hereinafter.

       7.     Provisions Respecting the Exercise of the Power of Eminent Domain.

       (a) Continuance of This Agreement in the Event of Condemnation; Sublessee's Obligation to Restore. If the Subleased premises, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body, or by any person, firm or corporation acting under governmental authority, the Sublessee shall, subject to the provisions of Subsection 7(b), be obligated to continue to pay the Rent without diminution and to observe and perform all the other agreements on its part herein contained. The gross proceeds received from any award made in such eminent domain proceedings shall be paid to CIC if any of the Bonds are then outstanding who shall pay over said award to the Trustee, otherwise they shall be paid to CIC. Such gross proceeds shall be first applied for the payment of all expenses (including Counsel fees and any charges for Extraordinary Services and Extraordinary Expenses) incurred in the collection of such gross proceeds. Subject to the provisions of Subsection 7(b), if any of the Bonds are outstanding at the time of the payment of such award, CIC will cause the Net Proceeds then remaining to be applied in one or more of the following ways as shall be directed by the Sublessee:

              (i) The said Net Proceeds shall be deposited in the Construction Fund and applied as promptly as may be feasible for the purpose of paying the costs of restoring and reconstituting the Subleased premises to substantially the same condition and character in which it existed immediately prior to the making of such award, so far as such actions may be feasible, with such changes, alterations and modifications in the Subleased premises as may be requested by the Sublessee and certified by an Independent Engineer as not impairing the operating unity or the productive capacity of the Plant or its character as a manufacturing plant, including in that connection payment for and the acquisition in the name of CIC of title to other property and improvements suitable for the Sublessee's operations, which other property and improvements shall be deemed a part of the Subleased premises available for use and occupancy by the Sublessee, without payment of any Rent other than that herein provided for to the same extent as if such other property and improvements were specifically described herein and demised hereby; provided, that such other property and improvements shall be acquired by CIC subject to no liens or encumbrances other than Permitted Encumbrances; and provided further, that such other property and improvements shall by Supplemental Indenture be conveyed to the Trustee on the terms and conditions contained in the Indenture. If the Net Proceeds of the condemnation award so paid to the Trustee by CIC are in excess of the amount necessary to effect such restoration or reconstitution, the said excess shall be paid into the Redemption Account until there shall have been paid therein an amount sufficient to effect redemption and payment on the earliest practicable date or dates thereafter of all of the Bonds then outstanding, and the balance if any then remaining shall be paid to the Sublessee.

              (ii) The said Net Proceeds shall be applied to the redemption of Callable Bonds in their inverse numerical order on the earliest practicable Redemption Date at a Redemption Price equal to the face value of the Bonds to be redeemed and a premium equal to 5% of the said face value; provided, that if less than all of the Bonds at the time outstanding are to be redeemed pursuant to the provisions of this paragraph, an Independent Engineer shall have certified (1) that the property taken by the power of eminent domain is not essential to the Sublessee's operations then being conducted at the Subleased premises or, if no operations are then being conducted thereat, that the said property is not essential to the operations for which the Subleased premises were designed or last modified, or (2) that the Subleased premises have been restored to substantially the same condition or character in which it existed immediately prior to the making of such award, or (3) that other improvements to the Subleased premises have been acquired which are suitable for the Sublessee's operations then being conducted at the Subleased premises or, if no operations are then being conducted at the Subleased premises, that the said improvements are suitable for the operations for which the Subleased premises were designed or last modified.

         If none of the Bonds is outstanding at the time of the payment of the condemnation award, the Net Proceeds from such award shall be paid to CIC and applied by it as promptly as may be feasible for the purpose of paying the costs of restoring and reconstituting the Subleased premises to substantially the same condition of character in which it existed immediately prior to the making of such award, so far as such action may be feasible, with such changes, alterations and modifications in the Subleased premises as may be requested by the Sublessee and certified by an Independent Engineer as not impairing the operating unity or the productive capacity of the Plant or its character as a manufacturing plant, including in that connection the payment for and acquisition in the name of CIC of title to other property and improvements suitable for the Sublessee's operations, which other property and improvements shall be deemed a part of the Subleased premises available for use and occupancy by the Sublessee, without payment of any Rent other than that herein provided for, to the same extent as if such other property and improvements were specifically described herein and demised hereby; provided, that such other property and improvements shall be acquired by CIC subject to no liens or encumbrances other than Permitted Encumbrances. If, after being furnished with the necessary moneys (whether by the Sublessee, from Net Proceeds of the condemnation award, or from both sources), CIC after reasonable request so to do fails or refuses so to restore and reconstitute the Subleased premises, the Sublessee may, in the name of and on behalf of CIC, perform the work of such restoration and reconstitution and in that event CIC shall promptly upon request by the Sublessee so to do, reimburse the Sublessee for the costs and expenses so expended by the Sublessee, such reimbursement to be made from the Net Proceeds of the condemnation award to the extent that such Net Proceeds are sufficient therefor.

         CIC shall cooperate fully with the Sublessee in the handling and conduct of any prospective or pending condemnation proceedings with respect to the Subleased premises or any part thereof and will, to the extent it may lawfully do so, permit the Sublessee to litigate in any such proceedings in the name and behalf of CIC. In no event will CIC voluntarily settle, or consent, to the settlement of, any prospective or pending condemnation proceeding with respect to the Subleased premises or any part thereof without the consent of the Sublessee.

         (b) Conditions Under Which Restoration or Reconstitution of Subleased Premises Not Required. If all or substantially all of the Subleased premises should be taken in the exercise of the power of eminent domain to such extent that the Sublessee is entitled to exercise the option to purchase the Subleased premises granted to it in Subsection 15(b), and if the Sublessee elects to exercise the said option, the Sublessee may elect not to restore or reconstitute the Subleased premises and upon the closing of the purchase of the Subleased premises pursuant to the exercise of such option the Net Proceeds of the insurance shall be applied, and title to the Subleased premises shall be conveyed, as is provided in Subsection 15(b).

         (c) Condemnation of Right to Use the Subleased Premises for Limited Period. If the use, for a limited period, of all or part of the Subleased premises is taken by eminent domain proceedings, this sublease shall continue in full force and effect; unless the Sublessee elects to exercise the option granted in Section 15 to purchase the Subleased premises. If the period of such taking expires on or before the expiration of the Lease Term, the Sublessee shall be entitled to receive the entire condemnation award made therefor, whether by way of damages, rent or otherwise, and as soon as may be feasible after regaining possession of the Subleased premises restore it as nearly as may be practicable to the condition in which it existed immediately prior to such taking, with such changes, alterations and modifications as will not impair the operating unity or the productive capacity of the Plant or its character as a manufacturing plant. If the period of such taking expires after the expiration of the Lease Term, the Sublessee shall be entitled to receive that portion of the award allocable to the period from the date of such taking up to the date of expiration of the Lease Term; and CIC shall be entitled to the remainder thereof.

         (d) Condemnation of Sublessee-Owned Property. The Sublessee shall be entitled to any condemnation award or portion thereof made for damages to or takings of its own property, as well as all other sums awarded as compensation for the interest of the Sublessee in the part of the Subleased premises taken as damages to the interest of the Sublessee in any part thereof not taken, but there shall be paid directly by the Sublessee all Counsel's fees and other expenses incurred in connection with the receipt of such award or sum or portion thereof.

         8. Special Covenants of the Lessee.

         (a) General Covenants. The Sublessee will not do or permit anything to be done on or about the Subleased premises that will affect, impair or contravene any policies of insurance that may be carried on the Subleased premises or any part thereof against loss or damage by fire, casualty or otherwise. The Sublessee will, in the use of the Subleased premises and the public ways abutting the same, comply with all lawful requirements of all governmental bodies.

         (b) No Warranty of Condition of Suitability by CIC. The Sublessee acknowledges that it has made a thorough inspection of the Subleased premises, that the improvements constructed thereon are acceptable to Sublessee, that the Subleased premises are suitable for the conduct of the operations proposed to be conducted thereat by the Sublessee. In consequence thereof CIC makes no warranty, either express or implied, as to the condition of the Subleased premises or that it is suitable for the Sublessee's purposes or needs. The Sublessee releases CIC from, agrees that CIC shall not be liable for, and agrees to hold CIC harmless against, any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Subleased premises or the use thereof; provided, that the indemnity in this sentence shall be effective only to the extent of any loss that may be sustained by CIC in excess of the Net Proceeds received from any insurance carried with respect to the loss sustained.

         (c) Inspection of the Subleased Premises. CIC, the Trustee, the City of Tarrant City and their or either of their duly authorized agents shall have the right at all reasonable times to enter upon the Subleased premises and to examine and inspect it, specifically including (without limiting the generality of the foregoing) the right to show the Subleased premises to prospective tenants and purchasers in the event the Sublessee shall be in default hereunder, and in any event within a reasonable period prior to the expiration of the Lease Term. CIC and its duly authorized agents shall have such rights of access to and possession of the Subleased premises for the proper maintenance of the Subleased premises in the event of failure by the Sublessee to perform its obligations under Subsection 5(a) hereof.

         (d) Sublessee to Maintain its Corporation Existence; Conditions Under Which Exceptions Permitted. The Sublessee agrees that during the Lease Term it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into the Sublessee; provided, that the words "corporation" and "corporations" as used in the foregoing restrictive agreement shall not be construed as including any Affiliated Company; and provided further, that the Sublessee may, without violating the agreement contained in this section, do or perform any of the following:

                  (i) It may consolidate with or merge into another corporation, or permit one or more other corporations to consolidate with or merge into it, if (1) the corporation surviving such merger or resulting from such consolidation (if it shall be one other than the Sublessee) expressly assumes in writing all the obligations of the Sublessee contained in this Sublease, and (2) there shall be filed with CIC a letter or certificate by a firm of Certified Public Accountants (which is of the size and type commonly referred to as nationally known Certified Public Accountants and which is acceptable to the Trustee), stating in substance that in the opinion of the said firm upon consummation of such consolidation or merger the corporation surviving the merger or resulting from such consolidation will have net worth and net working capital not less than the net worth and the net working capital of the Sublessee immediately prior to such merger or consolidation.

                  (ii) It may transfer to another corporation all or substantially all of its assets as an entirety and thereafter dissolve if (1) the corporation to which such transfer shall be made expressly assumes in writing all the obligations of the Sublessee contained in this Sublease, and (2) there shall be filed with CIC a letter or certificate by a firm of Certified Public Accountants which is acceptable to CIC stating in substance that in the opinion of such firm upon consummation of such transfer the corporation to which such transfer is proposed to be made will have net working capital and net worth no less than the net working capital and net worth of the Sublessee. The computations of net working capital and net worth provided for in this sub-paragraph (b) shall be made on the basis of audited balance sheets of the Sublessee and of the corporation to which such transfer is proposed to be made as at the end of the respective fiscal years most recently ended of the Sublessee and of said corporation.

"Net working capital" and "net worth" as used in this section shall be computed according to generally accepted accounting principles.

         (e) Maintenance of Records and Furnishing of Copies of Quarterly Statements, Annual Audits and Annual Stockholders' Reports. The Sublessee will
(a) maintain proper books of record and account in which it will make full and correct entries of its business activities in accordance with generally accepted accounting principles, (b) have quarterly balance sheets and income and expense statements prepared in the form of and in accordance with the usual practice of the Sublessee, showing in reasonable detail its financial condition at the close of each quarterly period and its financial operations during such period, and within thirty days after the close of each such period furnish a copy thereof to CIC, the Trustee, and to the Original Purchaser (c) have an annual audit made promptly as may be feasible following the end of each fiscal year of the Sublessee, and (d) within 120 days after the end of each fiscal year of the Sublessee, it will furnish to each of CIC, the Trustee, and to the Original Purchaser (1) a certificate signed by the president or vice president of the Sublessee stating that there has been no violation by the Sublessee of the terms of this Agreement during the then preceding fiscal year of the Sublessee or, in the event that there has been or is any such violation, stating such violation as may have occurred and the steps taken, if any, to correct such violation, (2) a balance sheet showing the financial condition of the Sublessee and its consolidated subsidiaries (if any) at the close of such fiscal year, and (3) a profit and loss statement showing the results of the operations of the Sublessee and its consolidated subsidiaries (if any) for such fiscal year. Such balance sheet and profit and loss statement shall in each case be accompanied by a certificate or opinion of a Certified Public Accountant in form acceptable to CIC and the Trustee.

         (f) Qualification in Alabama. The Sublessee warrants and represents that it is now duly qualified to do business in Alabama and will continuously remain so qualified during the Lease Term; provided, that if, in accordance with the permissive provisions of Subsection 8(d), the Sublessee should merge into or with a corporation not organized and existing under the laws or with a corporation not organized and existing under the laws of Alabama, or should consolidate with one or more corporations under circumstances wherein the consolidated corporation is not a corporation organized and existing under the laws of Alabama, or should transfer all or substantially all of its assets to a corporation not organized and existing under the laws of Alabama, it will cause the corporation into or with which it may so merge, the corporation resulting from such consolidation, or the corporation to which all or substantially all its assets were transferred, as the case may be, to qualify to do business in Alabama as a foreign corporation and to remain so qualified continuously during the remainder of the Lease Term.

         (g) Installation of Sublessee's Own Machinery and Equipment; Landlord's Lien Thereon. The Sublessee may from time to time, in its sole discretion and at its own expense, install or cause to be installed in the Plant and on the Subleased premises, machinery and equipment of such type as it may deem desirable. The machinery and equipment so installed shall remain the sole property of the Sublessee or the other owner installing it, the title thereto shall not vest in CIC as a result of such installation, and the said machinery and equipment shall remain personal property and shall not be or become a part of the property demised hereunder even though affixed to the Subleased premises or the Plant in such wise that they would become a fixture except for the provisions of this section. None of the said machinery or equipment shall be subject to the Security Agreement and the Landlord lien created in Article 2 of Chapter 2 of Title 31 of the Code of Alabama of 1940. Nothing contained in the preceding provisions of this section shall prevent the Sublessee from purchasing, after the execution of this Sublease, machinery and equipment on conditional sale contract or lease sale contract, or subject to vendor's lien or purchase money mortgage, as security for the unpaid portion of the purchase price thereof, and each such conditional sale contract, lease sale contract, vendor's lien and purchase money mortgage made by the Sublessee with respect to machinery and equipment purchased by it under the provisions of this section after the execution of the Sublease shall, if filed for record in the office of the Judge of Probate of Jefferson County, Alabama, and in the office of the Secretary of State of Alabama, and in the office of the Secretary of State of Alabama, simultaneously with or prior to the installation in the Plant of the machinery and equipment covered thereby be subordinate to the said landlord's lien, Security Agreement and the Indenture. The Sublessee agrees to pay as due the purchase price of and all costs and expenses incurred in the acquisition and installation of any machinery and equipment installed in the Plant or on the Subleased premises by it or pursuant to its authorization.

         9. Events of Default Defined. The following shall be events of default under this Sublease, and the happening of any of the following events (including the continuance thereof for the time herein specified where any time is so specified) shall constitute a default hereunder:

                  (a) Failure by the Sublessee to pay any installment of the Rent at the maturity thereof and the continuance of such failure for a period of three (3) days after the giving of notice to the Sublessee by CIC;

            (b) Failure be the Sublessee to perform any of its agreements with CIC herein contained (other than its agreement to pay the Rent) or to perform any of its obligations under the Promissory Note or the Security Agreement, and, with respect only to its performance under this Sublease, continuance of such failure for a period of fifteen
         (15) days after receipt by the Sublessee of written notice from CIC specifying the agreement or agreements remaining unperformed and requiring that the same be performed, unless the Sublessee shall be proceeding diligently to cure such failure or to cause the same to be cured; or

                  (c) The dissolution or liquidation of the Sublessee or the filing by the Sublessee of a voluntary petition in bankruptcy or its failure promptly to lift any execution, garnishment or attachment of such size as will seriously impair its ability to carry on its operations, the commission by it of any act of bankruptcy or its adjudication as a bankrupt, an assignment by it for the benefit of creditors, the entry by it into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction as having been filed in good faith of a petition applicable to it in any proceeding for its reorganization instituted under the provisions of the general bankruptcy act, as amended, or under any similar act that may hereafter be enacted; provided, that the term "dissolution or liquidation of the Sublessee" as used in this subsection (c) shall not be construed to include the termination of the corporate existence of the Sublessee resulting from a merger into or a consolidation with another corporation or the transfer of all or substantially all its assets to another corporation under the conditions in Subsection 8(d) permitting such actions.

                  10. Remedies on Default. Whenever any such event of default shall have happened and shall be continuing, CIC may take any of the following remedial steps after having given not less than five (5) days' written notice to the Sublessee of its intention to take any such steps:

                  (a) CIC may reenter and take possession of the Subleased premises, exclude the Sublessee from possession thereof, and rent the same for the account of the Sublessee, holding the Sublessee liable for the balance due hereunder;

                  (b) CIC may terminate this Sublease, exclude the Sublessee from possession of the Subleased premises and lease the same for the account of CIC holding the Sublessee liable for all Rent due up to the date such lease is made for the account of CIC.

                  (c) CIC may, by written notice to the Sublessee, declare immediately due and payable all installments of Rent payable hereunder, whereupon the same shall become immediately due and payable; provided, that the total amount of such Rent that may be so declared immediately due and payable shall be that amount which, when added to the total of the amounts then on deposit in the Construction Fund, will be sufficient to pay, retire or redeem all Bonds then outstanding on the earliest practicable date or dates thereafter on which, under their terms, they may be paid or redeemed, including but without limitation the premium, the principal and interest to mature until and on such earliest practicable date or dates, the expenses of redemption, and the Trustee's fees and charges;

        (d) In the event any of the Bonds shall at the time be outstanding and unpaid, CIC may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Subleasee; and

        (c) CIC may take whatever other action at law or in equity may appear necessary or desirable to collect the Rent then due, or to enforce any obligation or agreement of the Sublessee under this Sublease.

        11. Advances by CIC. In the event the Sublessee fails to take out or maintain the full insurance coverage required by this Sublease, or fails to keep the Plant in as reasonably safe condition as its operating conditions permit and in good repair and good operating condition, CIC, after first notifying the Sublessee of any such failure on the part of the Sublessee, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same or make such repairs, renewals and replacements as may be necessary to maintain the Plant in as reasonably safe condition as the Subleasee's operations permit and in good repair and good operating condition; all amounts so advanced by CIC shall become an additional obligation of the Sublessee to CIC, as the case may be, and the Sublessee agrees to pay such amounts promptly upon request therefor together with interest thereon at the rate of 8% per annum from the date of advancement thereof. Any remedy herein vested in CIC for the collection of all such amounts so advanced.

        12. Agreement to Pay Attorney's fees. In the event CIC should employ attorneys at law or incur other expenses in or about the collection of Rent or the enforcement of any obligation, covenant, agreement, term or condition of this Sublease, the Sublessee will on demand pay CIC reasonable attorney's fees and other expenses so incurred by CIC.

        13. No Remedy Exclusive. No remedy herein conferred upon or reserved to CIC is intended to be exclusive of any other available remedy or remedies, but each such remedy shall be cumulative and shall be in addition to every other remedy given under this Sublease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle CIC to exercise any remedy reserved to it in this Section, it shall not be necessary to give any notice, other than such notice as is herein expressly required.

        14. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Sublease should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

        15. Option to Purchase Project Upon the Happening of Certain Events. The Sublessee is hereby granted an option to cause CIC to purchase the Subleased premises and to reconvey said Subleased premises to Sublessee upon the happening of any one or more of the following events:

            (a) If the Plant is destroyed by fire or other casualty so that (i) in the discretion of the Sublessee the Subleased premises cannot reasonably be restored within six (6) months to the condition thereof immediately preceding such damage or destruction, (ii) in the sole discretion of the Sublessee it cannot carry on its normal operations at the Subleased premises for a period of six (6) months, or (iii) the cost of restoration of the Subleased premises would be as much as $100,000.00; or

                       (b) if the title to, or temporary use of, all or
                substantially all of the Subleased premises shall have been taken under the exercise of the power of eminent domain, including such taking as would result in the Sublessee being prevented from carrying on its normal operations at the Subleased premises for a period of six (6) months; or

                        (c) If (i) any changes should be made in the
                Constitution of the State or in the Constitution of the United States of America, or (ii) any legislation shall have been enacted or any administrative action shall have been taken, or
                (iii) any final decree, judgment or order of any court or administrative body shall have been entered after the contest thereof by CIC or the City of Tarrant City in good faith, and upon the happening of any of the said events (A) this Sublease shall have become void or unenforceable or impossible or performance in accordance with the intent and purposes of the parties as expressed herein, or (B) in the event that legislation is enacted, a regulation is promulgated, or a revenue ruling is issued that would affect the tax exempt status of interest paid or to be paid on the Bonds.

To exercise the option granted in this section, the Sublessee (1) shall give to CIC written notice of its election so to do at least sixty days prior to the date the purchase and reconveyance to Sublessee is to be consummated, (2) shall state in such notice the date on which the Sublessee desires that the purchase be consummated, and (3) shall state in such notice the event or events referred to in the foregoing paragraphs (a), (b) and (c) of this section on which it relies in exercising such option. The Sublessee shall, upon request by CIC so to do, furnish to CIC information to establish the existence of the event or events entitling the Sublessee to exercise such option. The option granted in this Section may be exercised notwithstanding the pendency of any proceeding for the condemnation of the Subleased premises or any part thereof. At the closing of CIC's purchase of the Subleased premises and prior to the reconveyance by CIC to Sublessee of the Subleased premises pursuant to the exercise of the option granted in this section, and as a condition thereto, the Sublessee shall pay to CIC the following amounts:

                A.      the sum of $500,000.00;

                B. an amount equal to the total basic rent CIC has paid to the City of Tarrant City during the Lease Term;

                C.      the then remaining balance due under the Promissory
                        Note; plus

such sum, which, when added to the moneys then on deposit in the Construction Fund and the Bond Fund and the Net Proceeds then remaining undisbursed that were heretofore received by the Trustee CIC or the City of Tarrant City from any insurance referable to damage or destruction of the Subleased property and also from any condemnation award, will be sufficient (i) to pay or redeem all of the Bonds and Coupons then outstanding which may have heretofore matured (whether by maturity or call for redemption) and which have not been presented for payment or redemption, (ii) to pay or redeem all of the Bonds and Coupons on the earliest practicable date or dates thereafter on which under the terms of the Bonds they may be paid or redeemed, (iii) to pay all interest that will mature on the Bonds on and prior to such earliest practicable date or dates, and (iv) to pay all of the unpaid fees and expenses of the Trustee which have become or will become payable under the Indenture on and prior to such earliest practicable date or dates, including such fee (if any) as may be payable in effecting such redemption. CIC shall thereupon take all actions necessary to effect payment and redemption of the Bonds on the earliest practicable date or dates thereafter and to execute and deliver to the Sublessee a warranty deed conveying the Subleased premises to the Sublessee, subject only to any Permitted Encumbrances that may then be applicable, other than this Sublease, the Lease and the Indenture, that were in existence on the date of this Sublease, and any then existing liens or encumbrances suffered or created by CIC prior to the date hereof and the Sublease with respect to the Subleased premises.

                16. Assignment of Lease. Sublessee is hereby granted an option to acquire an assignment of the Lease upon the following terms and conditions:

                (a) The option provided in this Section 16 may be exercised at any time during the first eleven (11) years of the Lease Term;

                (b) In order to exercise the option granted in this Section, Sublessee shall notify CIC in writing of its intention to exercise such option, at least thirty (30) days but no more than sixty (60) days prior to the date of the closing of the assignment as specified in such notice.

                (c) Upon compliance by the Sublessee with all of the foregoing requirements of this section and upon payment to CIC by Sublessee at the Closing Date of the following amounts.

                        (i)     the sum of $500,000.00;

                        (ii) an amount equal to the total basic rent CIC has paid to the City of Tarrant City during the Lease Term; and

                        (iii) the then remaining balance due under the Promissory Note;

                        and provided the Sublessee is not in default under any of the provisions of this Sublease and the Security Agreement, CIC will deliver to Sublessee an assignment of the Lease and Sublessee will assume all the obligations of CIC thereunder, and this Sublease shall terminate without further action of the parties hereto.

                17. Definitions. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein to the contrary, be given the following respective interpretations in this agreement:

"Affiliated Company" means a corporation which owns or otherwise controls a majority of the capital stock of the Sublessee, or a majority of the capital stock of which is owned or otherwise controlled by the Sublessee.

"Basic Rent" means the basic rental payments provided for in Section 5.2(a) of the lease.

"Bond Fund" means the Bond Principal and Interest Fund created in the Indenture (hereinafter defined).

"Bonds" means the First Mortgage Industrial Development Revenue Bonds (Birmingham Ornamental Iron Series) of the City of Tarrant City dated March 1, 1968.

"Callable Bonds" means those of the Bonds that are subject to redemption at the option of the City of Tarrant City prior to their stated maturities.

"Certified Public Accountant" means an accountant qualified to practice as a certified public accountant by the laws of any state in the United States of America, or a firm of which such an accountant is a member, and who or which is not a full time employee of any one or more of the Sublessor, the Sublessee or an Affiliated Company.

"Construction Fund" means the fund created in the Indenture and referred to in
Section 4.3 of the Lease.

"Extraordinary Services and Extraordinary Expenses" means all services rendered and all expenses incurred by the Trustee under the Indenture other than Ordinary Services and Ordinary Expenses and which CIC is obliged to pay pursuant to the terms of the Lease.

"Indenture" means the Mortgage Indenture and Deed of Trust between the City of Tarrant City and Exchange Security Bank dated March 1, 1968, pursuant to which the Bonds are authorized to be issued, and every supplemental Indenture in pursuance thereof.

"Independent Engineer" means an engineer registered and qualified to practice the profession of engineering under the laws of any state in the United States of America, or a firm of which such engineer is a member, and who or which shall be acceptable to CIC and is not a full time employee of either CIC, the Sublessee or an Affiliated Company.

"Lease Term" means the duration of the Sublease created by this Sublease Agreement and as is specified in Section 2 hereof.

"Net Proceeds" means the gross proceeds from the source with respect to which that term is used remaining after payment of all expenses (including Attorneys' Fees and any charges for Extraordinary Services and Extraordinary Expenses) incurred in the collection of such gross proceeds.

"Ordinary Services and Ordinary Expenses" means those services normally rendered and those expenses normally incurred by a Trustee under instruments similar to the Indenture, including all charges of the Trustee for payment of the Bonds and Coupons presented to it for payment.

"Permitted Encumbrances" means as of any particular time, (a) liens for ad valorem taxes not then delinquent, (b) utility, access and other easements and rights of way, restrictions and exceptions that an Independent Engineer certifies will not interfere with or impair the operations being conducted in the Subleased premises (or, if no operations are being conducted therein, the operations for which the Subleased premises were designed or last modified),
(c) this Sublease Agreement, (d) the Lease, (e) the Indenture, and (f) such minor defects, irregularities, encumbrances and clouds on title as normally exist with respect to property similar in character to the Subleased premises and as do not, in the opinion of Counsel, materially impair the title to the property affected thereby for the purposes for which such property was acquired or is held by CIC.

"Promissory Note" means the promissory note issued by the Sublessee to CIC of even date herewith in connection with the sale by CIC to Sublessee of CIC's casual metal furniture and miscellaneous metals business.

"Redemption Account" means the Bond Redemption Account created in the Indenture as a part of the Bond Fund.

"Redemption Date" means the date fixed for the redemption of Callable Bonds in any notice of redemption of Callable Bonds published pursuant to the applicable provisions of the Indenture.

"Redemption Price" means the price at which Callable Bonds called for redemption may be redeemed on the Redemption Date.

"Rent" means the rental payments provided for in Section 3.

"Security Agreement" means the agreement entered into between the Sublessee and CIC of even date whereby Sublessee grants a security interest in certain assets of Sublessee to secure payment of the Promissory Note and other indebtedness of Sublessee to CIC.

"Subleased premises" means the real property described in Exhibit "A" to this Sublease Agreement.

"Supplemental Sublease Agreement" means an agreement supplemental hereto.

"Supplemental Indenture" means an agreement between the Sublessor and the Trustee supplemental to the Indenture.

"Trustee" means the Trustee at the time serving as such under the Indenture.

        17.  Miscellaneous

        (a)  Covenant of Quiet Enjoyment; Surrender of Project.
So long as the Sublessee performs and observes all of the agreements on its part herein contained it shall peaceably and quietly have, hold and enjoy the Subleased premises during the Lease Term, subject to all the terms and provisions hereof. At the end of the Lease Term, or upon prior termination of this Sublease, unless the Sublessee exercises its option under Section 15, the Sublessee will surrender possession of the Subleased premises peaceably and promptly to CIC in as good condition as at the commencement of the Lease Term, loss by fire or other casualty covered by insurance, and ordinary wear, tear and obsolescence only excepted.

        (b) Grant of Easements for Utility Facilities. CIC will consent to the grant of such utility, access and other similar easements over, across or under the Subleased premises as shall be requested by the Sublessee and as are necessary or convenient for the efficient operation of the Subleased premises; provided, that each such easement shall be granted subject to the following conditions: (a) the use of that portion of the Subleased premises with respect to which the easement is granted shall be such as will not interfere with the operation of the Subleased premises by any Sublessee thereof and (b) CIC shall have the option of terminating any such easement at any time after the expiration of the Lease Term, or after the termination of this Sublease pursuant to the provisions hereof, or in the event of foreclosure of the Indenture following default thereunder.

        (c) This Sublease a Net Sublease. The Subleasee understands that it is the intention hereof that this Sublease shall be a net Sublease, that the Sublessee shall pay absolutely net during the Lease Term all Rent and all other payments required to be made by the Sublessee hereunder and/or by the Lessee under the Lease, free of any deductions and without abatement, deductions or set-off, and that all Rent provided to be paid hereunder shall be available for payment of debt service on the Bonds. This Sublease shall be construed to effectuate such intent.

        (d) Approval and Notices. All approvals and notices hereunder shall be in writing. Any notice hereunder shall be sufficient if sent by United States Registered or Certified Mail, postage prepaid, or by telegram with all charges therefor prepaid, addressed as follows:

        If such notice is intended to be given to CIC;
        it shall be addressed to:

                        Champion International Corp.
                        Knightsbridge
                        Hamilton, Ohio 45020
                        Attention:  Real Estate Facilities

        If such notice is intended to be given to the Sublessee, it shall be addressed to:

                        Birmingham Ornamental Iron Co. Inc.
                        P.O. Box 1357
                        Pinson Valley Highway 79
                        Birmingham, Alabama 35201

        (e) Assignment and Subletting. Sublessee may not sublease or assign all or a portion of the Subleased premises or any part of this Sublease, without the prior written consent of CIC, which consent shall not be unreasonable withheld by CIC, provided no such sublease or assignment shall relieve the Sublessee of liability for payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of the Sublease.

        (f) Severability. In the event any provision of this Sublease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision thereof.

        IN WITNESS WHEREOF, the parties hereto have caused execution of this Sublease and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, this 31 day of January, 1977.


ATTEST:                                 CHAMPION INTERNATIONAL CORPORATION


/s/                                      By:/s/
--------------------------                  ----------------------------
Assistant Secretary                               Vice President


ATTEST:                                 BIRMINGHAM ORNAMENTAL IRON COMPANY,INC.


/s/                                     By:/s/
--------------------------                 -----------------------------
  Secretary                                       Chairman

STATE OF CONNECTICUT

COUNTY OF FAIRFIELD


        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard W. Lowry whose name as Vice President of Champion International Corporation, a Corporation, is signed to the foregoing Sublease and who is known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing Sublease, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Corporation on the day the same bears date.

        Given under my hand and official seal of office this 31st day of January, 1977.

                                        /s/ Laurie E. Scarcella
                                        -------------------------------------
                                        Notary Public

                                        My Commission Expires: March 31, 1980
                                                               --------------


(NOTARIAL SEAL)



STATE OF  New York
          ---------
COUNTY OF New York
          ---------

        I, Stephen B. Brown, a Notary Public in and for the said county in the said state, hereby certify that B. F. Harrison whose name as CHAIRMAN of ____________________ a corporation organized under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of the said corporation.

        Given under my hand and official seal this 7th day of June, 1997.


                                        /s/ Stephen B. Brown
                                        ---------------------------------------
                                        Notary Public


                                        My Commission Expires: March 31, 1979
                                        ---------------------------------------
(NOTARIAL SEAL)